DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST     Two World Trade Center,
New York, New York 10048
LETTER TO THE SHAREHOLDERS July 31, 1997

DEAR SHAREHOLDER:

During the six-month period ended July 31, 1997, money market rates remained stable, even following the 25-basis-point rate increase effected by the Federal Reserve Board on March 25, 1997. We expect that this stability will continue for the last half of the Trust's fiscal year. While the economy is currently strong, based on indicators such as nonfarm payroll and retail sales, the Federal Reserve Board seems content to sit on the sidelines since there is no clear evidence of inflation at this time. However, the Fed can be expected to take corrective action if they see inflation becoming an issue.

PORTFOLIO

As of July 31, 1997, Dean Witter U.S. Government Money Market Trust had assets in excess of $885 million, with an average life of 74 days. The Trust's annualized net yield for the six-month fiscal period ended July 31, 1997, was 4.36 percent, and its annualized yield for July was 4.50 percent.

On July 31, 1997, approximately 99 percent of the Trust's portfolio consisted of federal agency obligations, with the remaining 1 percent invested in U.S. Treasury bills. At the end of this fiscal period, more than 82 percent of the Trust's assets were due to mature in less than four months, positioning the portfolio for stability of value with a high degree of liquidity. We continue to operate the Trust in a straightforward, conservative style without "structured notes" or derivatives, which could fluctuate excessively with changing interest rates.

LOOKING AHEAD

At this time we anticipate a moderate pace for economic activity in the second half of 1997, with no major adverse surprises in the rate of inflation. We believe that investment yields available to the Trust during the next six months will not differ significantly from those in the first half of 1997.

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
LETTER TO THE SHAREHOLDERS July 31, 1997, continued

We appreciate your ongoing support of Dean Witter U.S. Government Money Market Trust and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
RESULTS OF SPECIAL MEETING (unaudited)

                     * * *

On May 21, 1997, a special meeting of shareholders of Dean Witter U.S. Government Money Market Trust was held for the purpose of voting on four separate matters, the results of which are as follows:

(1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC., IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

 For ....... 459,935,236
Against  ..   13,475,960
Abstain  ..   39,905,651

(2) ELECTION OF TRUSTEES:

 Michael Bozic                 John R. Haire                  Michael E. Nugent
For ............  485,365,863  For ............  485,062,572  For ..............  485,834,746
Withheld .......   27,950,984  Withheld .......   28,254,275  Withheld .........   27,482,101
Charles A. Fiumefreddo         Wayne E. Hedien                Philip J. Purcell
For ............  485,307,412  For ............  485,703,822  For ..............  485,689,228
Withheld .......   28,009,435  Withheld .......   27,613,025  Withheld .........   27,627,619
Edwin J. Garn                  Dr. Manuel H. Johnson          John L. Schroeder
For ............  485,489,880  For ............  485,749,264  For ..............  485,466,124
Withheld .......   27,826,967  Withheld .......   27,567,583  Withheld .........   27,850,723

(3) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

 For ....... 360,732,223
Against  ..  105,351,921
Abstain  ..   47,232,703

(4) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS:

 For ....... 473,150,952
Against  ..    7,124,625
Abstain  ..   33,041,270

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS July 31, 1997 (unaudited)

                                                                               ANNUALIZED
 PRINCIPAL                             DESCRIPTION                                YIELD
 AMOUNT IN                                 AND                                 ON DATE OF
 THOUSANDS                            MATURITY DATE                             PURCHASE          VALUE
-----------  ---------------------------------------------------------------- ------------  --------------
             U.S. GOVERNMENTAGENCIES (99.2%)
             Federal Farm Credit Bank
$134,430      08/01/97-12/02/97 .............................................. 5.32-5.78 %   $132,975,580
             Federal Home Loan Banks
 365,050      08/07/97-03/12/98 .............................................. 5.29-5.78      360,165,435
             Federal Home Loan Mortgage Corp.
  93,000      08/01/97-01/02/98 .............................................. 5.48-5.75       92,383,593
             Federal National Mortgage Assoc.
 240,480      08/04/97-01/16/98 .............................................. 5.49-5.81      238,154,343
             Student Loan Marketing Assoc.
  40,000      09/22/97-09/30/97 ..............................................      5.51       39,665,904
             Tennessee Valley Authority
  15,000      09/11/97 .......................................................      5.51       14,907,067
                                                                                            --------------
             TOTAL U.S. GOVERNMENT AGENCIES
             (Amortized Cost $878,251,922).................................................   878,251,922
                                                                                            --------------
             U.S. GOVERNMENT OBLIGATION (1.1%)
             U.S. Treasury Bill 11/13/97
  10,000      (Amortized Cost $9,851,944) ....................................      5.33        9,851,944
                                                                                            --------------
             REPURCHASE AGREEMENT (0.4%)
   3,707     The Bank of New York due 08/01/97 (dated 07/31/97; proceeds $3,707,682;
              collateralized by $790,475
              Federal Home Loan Banks 0.00% due 08/22/97 valued at $787,788;
              $1,399,173
              Federal Home Loan Banks 5.68% due 09/11/98 valued at $1,428,362 and
              $1,500,000 Federal National Mortgage Association 7.15% due 10/11/06
              valued at $1,565,081 (Identified Cost $3,707,090) ..............      5.75          3,707,090
                                                                                             --------------
             TOTAL INVESTMENTS
             (Identified Cost $891,810,956)(a) ...............................     100.7 %      891,810,956
             LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS ..................     (0.7)         (5,934,205)
                                                                               ------------  --------------
             NET ASSETS  .....................................................     100.0 %     $885,876,751
                                                                               ============  ==============

------------
(a)     Cost is the same for federal income tax purposes.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1997 (unaudited)

 ASSETS:
Investments in securities, at value
 (identified cost $891,810,956) .......................................    $891,810,956
Cash ..................................................................          90,001
Receivable for shares of beneficial interest sold .....................         282,785
Prepaid expenses and other assets .....................................         166,964
                                                                         --------------
  TOTAL ASSETS ........................................................     892,350,706
                                                                         --------------
LIABILITIES:
Payable for:
  Shares of beneficial interest repurchased ...........................       5,956,730
  Investment management fee ...........................................         346,854
  Plan of distribution fee ............................................          75,508
Accrued expenses and other payables ...................................          94,863
                                                                         --------------
  TOTAL LIABILITIES ...................................................       6,473,955
                                                                         --------------
  NET ASSETS ..........................................................    $885,876,751
                                                                         ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital .......................................................    $885,894,332
Dividends in excess of net investment income ..........................         (19,530)
Accumulated undistributed net realized gain ...........................           1,949
                                                                         --------------
  NET ASSETS ..........................................................    $885,876,751
                                                                         ==============
NET ASSET VALUE PER SHARE,
 885,894,332 shares outstanding (unlimited shares authorized of $.01
 par value) ...........................................................    $       1.00
                                                                         ==============


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended July 31, 1997 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME ..................  $24,730,634
                                   -------------
EXPENSES
Transfer agent fees and expenses      2,467,951
Investment management fee ........    2,058,634
Plan of distribution fee .........      415,545
Shareholder reports and notices  .       75,852
Registration fees ................       43,010
Professional fees ................       23,916
Custodian fees ...................       22,771
Trustees' fees and expenses  .....        8,959
Other ............................        8,078
                                   -------------
  TOTAL EXPENSES .................    5,124,716
                                   -------------
  NET INVESTMENT INCOME ..........   19,605,918
  NET REALIZED GAIN ..............        1,949
                                   -------------
NET INCREASE .....................  $19,607,867
                                   =============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE SIX      FOR THE YEAR
                                                          MONTHS ENDED        ENDED
                                                         JULY 31, 1997   JANUARY 31, 1997
------------------------------------------------------  --------------- ----------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................   $ 19,605,918     $ 39,392,462
Net realized gain .....................................          1,949          --
                                                        --------------- ----------------
  NET INCREASE ........................................     19,607,867       39,392,462
Dividends from net investment income ..................    (19,627,394)     (39,391,745)
Net increase (decrease) from transactions in shares of
 beneficial interest ..................................    (41,188,343)      24,364,860
                                                        --------------- ----------------
  NET INCREASE (DECREASE) .............................    (41,207,870)      24,365,577
NET ASSETS:
Beginning of period ...................................    927,084,621      902,719,044
                                                        --------------- ----------------
  END OF PERIOD
  (Including dividends in excess of net investment
  income of $19,530 and undistributed net investment
  income of $1,946, respectively) .....................   $885,876,751     $927,084,621
                                                        =============== ================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter U.S. Government Money Market Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust's investment objectives are security of principal, high current income and liquidity. The Trust was organized as a Massachusetts business trust on November 18, 1981 and commenced operations on February 17, 1982.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Premiums are amortized and discounts are accreted over the life of the respective securities.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1997 (unaudited) continued

net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Trust's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Trust, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, its affiliates and other selected broker-dealers under the Plan:
(1) compensation to, and expenses of, account executives of DWR's and other selected broker-dealers' account executives and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Trust's shares; (3) expenses incurred in connection with promoting sales of the Trust's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Trust is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Trust's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Trust's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Trust through payments accrued in any subsequent fiscal year. For the six months ended July 31, 1997, the distribution fee was accrued at the annual rate of 0.10%.

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1997 (unaudited) continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended July 31, 1997 aggregated $6,384,940,916 and $6,449,537,287, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Trust's transfer agent. At July 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $16,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended July 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,350. At July 31, 1997, the Trust had an accrued pension liability of $47,676 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                               FOR THE SIX      FOR THE YEAR
                                               MONTHS ENDED        ENDED
                                              JULY 31, 1997   JANUARY 31, 1997
                                             --------------- ----------------
                                                  (unaudited)
Shares sold ................................     970,443,063    1,937,077,890
Shares issued in reinvestment of dividends        19,552,014       39,246,217
                                             --------------- ----------------
                                                 989,995,077    1,976,324,107
Shares repurchased .........................  (1,031,183,420)  (1,951,959,247)
                                             --------------- ----------------
Net increase (decrease) ....................     (41,188,343)      24,364,860
                                             =============== ================

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period.

                                             FOR THE SIX              FOR THE YEAR ENDED JANUARY 31,
                                             MONTHS ENDED  ----------------------------------------------------
                                            JULY 31, 1997     1997       1996      1995       1994      1993
-----------------------------------------  --------------- ---------  --------- ---------  ---------  ---------
                                              (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning period ........   $      1.00     $  1.00   $  1.00    $  1.00   $  1.00    $  1.00
                                           --------------- ---------  --------- ---------  --------- ---------
Net investment income.....................         0.020       0.043     0.049      0.034     0.023      0.029
Less dividends from net investment
 income...................................        (0.020)     (0.043)   (0.049)    (0.034)   (0.023)    (0.029)
                                           --------------- ---------  --------- ---------  --------- ---------
Net asset value, end of period............   $      1.00     $  1.00   $  1.00    $  1.00   $  1.00    $  1.00
                                           =============== =========  ========= =========  ========= =========
TOTAL INVESTMENT RETURN+..................          2.57%(1)    4.41%     5.00%      3.47%     2.28%      2.89%
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................          1.14%(2)    1.11%     1.09%      1.08%     1.00%      0.93%
Net investment income.....................          4.36%(2)    4.29%     4.86%      3.38%     2.23%      2.87%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions ...          $886        $927      $903       $809      $818     $1,027

------------
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS



TRUSTEES
----------------------------------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Jonathan R. Page
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
-----------------------------------------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-----------------------------------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DEAN WITTER
U.S. GOVERNMENT
MONEY MARKET
TRUST

SEMIANNUAL REPORT
JULY 31, 1997
